Schedule A (FIXED INCOME), dated AUGUST 1, 2018, to the Amended and Restated

Multiple Class of Shares Plan for Fidelity Index Funds

Fidelity Salem Street Trust

Fund/Class	Class Level Redemption Fee (as a % of amount redeemed)
Fidelity Emerging Markets Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None
Fidelity Global ex U.S. Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None
Fidelity Inflation-Protected Bond Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None
Fidelity Intermediate Treasury Bond Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None
Fidelity International Sustainability Index Fund
Investor Class	None
Premium Class	None
Institutional Class	None
Fidelity Large Cap Growth Index Fund:
Investor Class	None
Institutional Class	None
Premium Class	None
Institutional Premium Class	None
Fidelity Large Cap Value Index Fund:
Investor Class	None
Institutional Class	None
Premium Class	None
Institutional Premium Class	None
Fidelity Long-Term Treasury Bond Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None
Fidelity Mid Cap Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None
Fidelity Real Estate Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Fidelity Short-Term Bond Index Fund
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None
Fidelity Short-Term Treasury Bond Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None
Fidelity Small Cap Index Fund:
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None
Fidelity Total International Index Fund:
Investor Class	None
Institutional Class	None
Premium Class	None
Institutional Premium Class	None
Fidelity U.S. Bond Index Fund:
Class F	None
Investor Class	None
Premium Class	None
Institutional Class	None
Institutional Premium Class	None
Fidelity U.S. Sustainability Index Fund
Investor Class	None
Premium Class	None
Institutional Class	None
Fidelity Sustainability Bond Index Fund
Investor Class	None
Premium Class	None
Institutional Class	None